BBH TRUST

BBH PARTNER FUND – INTERNATIONAL EQUITY

Class I Shares (BBHLX)

SUPPLEMENT DATED JULY 18, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2023

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

•	As of August 18, 2023 (the “Effective Date”), the following paragraph will be inserted at the top of page 57 in the “Investment Advisory and Administrative Services” section of the SAI, the first paragraph on page 57 will be deleted in its entirety and replaced with the following:

The Advisor has entered into sub-advisory agreements each with Select Equity Group and Trinity Street Asset Management, LLP (“Trinity Street”), in which each Sub-Adviser manages a portion of the assets of the Partner Fund – International Equity. Additionally, the Adviser has entered into a sub-advisory agreement with Bares, in which Bares manages the assets of the Partner Fund – Small Cap. The Adviser, out of its own assets, pays each Sub-Adviser the fee for the net assets that they manage. The Funds are not responsible for paying any portion of the sub-advisory fee to the Sub-advisers. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Funds. Each Sub-adviser shall calculate its sub-advisory fee, which shall be accrued daily and payable by the Investment Adviser monthly within 10 business days following receipt of an invoice from the Sub-adviser.

•	As of the Effective Date, the following information will be inserted on page 58 following the information related to Select Equity Group in the “Portfolio Manager Information” section of the SAI:

Trinity Street:

The senior members of the team primarily responsible for management of the Fund are Richard J. Bruce, Charles H.E. Bell, Nicholas D.R. Mayor and Piotr J. Krupa.

The following information about Trinity Street’s investment team primarily responsible for management of the Fund’s portfolio is provided as of the Fund’s most recent fiscal year end.

Other Accounts Managed by the Trinity Street Team Primarily Responsible for the Management of the Fund’s Portfolio	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	5/$2,548
Other Accounts	19/$1,962

Accounts managed by Trinity Street’s investment team for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance of the Fund’s most recently completed fiscal year, can be found in the table below:

Other Accounts by Trinity Street Team For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	2/$70
Other Accounts	8/$671

As of the Fund’s most recent fiscal year end, no other member of the investment team own shares of the Fund.

•	As of the Effective Date, the following information will be inserted following the final paragraph of the section of the SAI titled “Description of Potential Material Conflicts of Interest – Bares Capital Management, Inc.”, which is on page 67:

Description of Potential Material Conflicts of Interest – Trinity Street Asset Management LLP

Trinity Street conducts an annual review of its business practices to identify those that might pose a conflict of interest between Trinity Street and its clients. Trinity Street’s Chief Compliance Officer will assure that all relevant disclosure concerning potential conflicts of interest is made in Trinity Street’s Form ADV as appropriate, review existing policies and procedures designed to address such conflicts and will develop and implement additional policies and procedures, as needed.

Trinity Street’s policy is to take all appropriate steps to maintain and operate effective organizational and administrative arrangements to identify, and to prevent or manage potential and actual conflicts of interest in Trinity Street’s business.

Trinity Street maintains a conflicts register which contains a summary of Trinity Street’s conflicts and the procedures in place to manage them. The conflicts register is reviewed and updated annually, and particularly whenever a new conflict is identified or the method for managing a conflict is altered.

Governance: Trinity Street has in place robust governance arrangements and senior management oversight of the business. Key business decisions are taken by Trinity Street’s senior management who understand Trinity Street’s obligations to manage and mitigate conflicts of interest. Trinity Street’s senior management are responsible for ensuring that Trinity Street’s systems and controls and procedures are robust and adequate to identify and manage any conflicts of interest that may arise.

It is the on-going responsibility of all staff to identify potential and actual conflicts of interest as they arise in Trinity Street’s business and to notify the Trinity Street Chief Compliance Officer immediately. The Trinity Street Chief Compliance Officer is responsible for implementing appropriate procedures to manage and monitor those conflicts and reports directly to Trinity Street senior management on a regular basis. Management information relevant to identifying conflicts is reviewed by the Trinity Street Chief Compliance Officer.

Management reporting: Trinity Street senior management receives, at least annually, written reports on all identified conflicts.

Segregation of functions and independence: Trinity Street has a clear organizational structure with well-defined, transparent and consistent lines of responsibility. Trinity Street has structured its senior management to appropriately segregate duties so as to avoid conflicts of interest wherever possible. Trinity Street’s Chief Compliance Officer has sufficient authority and independence to oversee the administration of the compliance program, which includes the implementation of Trinity Street’s conflict of interest policy. Trinity Street has access to external legal counsel to advise on the Trinity Street’s compliance program, including matters related to conflicts of interest.

Information barriers: Trinity Street has effective procedures to prevent or control the exchange of information between staff engaged in activities involving a risk of a conflict of interest where the exchange of that information may harm the interests of one or more clients.

Disclosure to clients: If Trinity Street’s arrangements to manage a potential conflict of interest are not sufficient to ensure with reasonable confidence that the risk of damage to the interests of a client will be prevented, Trinity Street will clearly disclose the following to the client before undertaking business for the client:

• the general nature or source of conflicts of interest, or both; and

• the steps taken to mitigate those risks.

Trinity Street treats disclosure of conflicts as a measure of last resort to be used only where the effective organizational and administrative arrangements established by Trinity Street to prevent or manage its conflicts of interest are not sufficient to ensure, with reasonable confidence, that risks of damage to the interests of clients will be prevented.

Disclosures are made as follows:

• in a durable medium, generally Form ADV or the client’s investment management agreement;

• clearly stating that the organization and administrative arrangements established by Trinity Street to prevent or manage that conflict are not sufficient to ensure, with reasonable confidence, that the risks of damage to the interest of the client will be prevented;

• including a specific description of the conflicts of interest that arise in the provision of investment services or ancillary services;

• explaining the risks to the client that arise as a result of the conflicts of interest; and

• with inclusion of sufficient detail taking into account the nature of the client, to enable that client to take an informed decision with respect to the service in the context of which the conflict of interest has arisen.

Best Execution and Soft Dollars: Trinity Street operates a panel of approved brokers from which it selects a broker for each trade executed. In determining which broker generally provides the most favorable execution, Trinity Street considers a totality of circumstances, including, but not limited to, implicit trading costs, access to securities with limited liquidity, software functionality and flexibility, efficiency of execution, research capabilities, financial strength and stability. Under such circumstances, Trinity Street thinks of “best execution” as not necessarily the best “price,” although in some situations it is, but rather a confluence of facts that allows Trinity Street to seek the best way of doing business on behalf of its clients.

Trinity Street may also receive research materials or services in return for payments made to a separate research payment account controlled by Trinity Street in accordance with the rules of the UK Financial Conduct Authority. Information on research charges and the method of collection have been separately disclosed to the Trust together with Trinity Street’s Research Policy. Payments into the research payment account are made by brokers from commissions collected by brokers on eligible trades when trading takes place in the Partner Fund – International Equity in addition to the charges retained by the brokers.

This research forms part of the investment decision making process and, as such, is of benefit to clients of Trinity Street, including the Partner Fund – International Equity.

It is Trinity Street’s intent that any brokerage or research services obtained with soft dollars will be limited to those permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Consistent with Section 28(e), research and brokerage products or services obtained with soft dollars may be used by Trinity Street to service accounts other than the Partner Fund – International Equity.

The Partner Fund – International Equity’s securities transactions can be expected to generate brokerage commissions and other compensation, all of which the Fund, not the Investment Advisor or Trinity Street, is obligated to pay. Trinity Street has discretion in negotiating with and selecting which brokers they will use in their management of the Partner Fund – International Equity.

Declining to Act: Trinity Street may decline to act for a client in cases where its management believes the conflict of interest cannot be managed in any other way.

Policies and procedures: In addition to its conflict of interest policy, Trinity Street has appropriate policies and procedures which are designed to establish consistent controls to manage and mitigate conflicts. These policies cover areas such as, but not limited to, Personal Trading, Insider Trading, Trade Management, Outside Business Activities, Gifts and Entertainment, Pay-to-Play, and Whistleblowing

Staff training: Upon joining Trinity Street, staff receive guidance and training in respect of Trinity Street’s conflict of interest policy to ensure they are aware of the importance of Trinity Street’s conflict of interest policy, as well as the compliance manual and code of ethics, and the need to report any potential or actual conflict of interest immediately to the Trinity Street Chief Compliance Officer.

Other Activities: Other present and future activities of Trinity Street and its affiliates may give rise to additional conflicts of interest. For example, Trinity Street and its affiliates may expand the range of services that they provide or enter into a new line of business over time. Trinity Street and its affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. While none of Trinity Street, or its partners, officers, employees or affiliates is obligated to resolve any conflicts in favor of the Fund, it will endeavor to ensure that any conflict of interest is resolved fairly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.